TCWALTERNATIVE
Funds TCW Family of Funds
TCW | Gargoyle Hedged Value Fund
I SHARE: TFHIX | N SHARE: TFHVX
November 30
2015
SUMMARY
PROSPECTUS
Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 866 858 4338 or by sending an email request to contact@tcw.com. The Fund’s current Prospectus, dated November 30, 2015, as amended, and Statement of Additional Information dated November 30, 2015 as amended, are both incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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Investment Objective

The Fund’s investment objective is to seek greater long-term capital appreciation with lower volatility than a stand-alone stock portfolio.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment.)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	0.90%	0.90%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses[1]	0.80%	0.88%
Total annual fund operating expenses	1.70%	2.03%
Fee waiver and/or expense reimbursement[2]	0.45%	0.53%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	1.25%	1.50%

[1]	“Other expenses” are based on estimated amounts for the current year.

[2]

TCW Investment Management Company, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding taxes, interest, brokerage commissions, dividends on securities sold short, acquired fund fees and expenses, and extraordinary expenses) to 1.25% of average daily net assets with respect to Class I shares and 1.50% of average daily net assets with respect to Class N shares. This contractual fee waiver/expense reimbursement will remain in place through October 31, 2017. During this term, only the Board of Trustees may terminate or modify the terms of the contract. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower. If the Adviser does not agree to waive fees and/or reimburse expenses after October 31, 2017, the fees and expenses paid by shareholders of the Fund will increase.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years
I	$127	$492
N	$153	$585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate thereby having the effect of decreasing the portfolio turnover rate. If these instruments were included in the calculations, the Fund would have a higher portfolio turnover rate.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by (i) investing substantially all of its net assets in equity securities of medium-large capitalization companies (the “Stock Portfolio”) that Gargoyle Investment Advisor L.L.C., the Fund’s sub-adviser (“Gargoyle” or the “Sub-Adviser”), believes are attractively priced relative to medium-large capitalization stocks generally and (ii) selling index call options against the Stock Portfolio (the “Options Portfolio”) to partially hedge the Stock Portfolio, reduce volatility and improve the reward/risk of the Stock Portfolio. The Fund considers the largest 1,000 companies by market capitalization (companies with market capitalizations over $2.18 billion as of the date of this Prospectus) to be medium-large capitalization companies. The equity securities in which the Fund invests are primarily common stocks. The Fund invests primarily in the securities of U.S. companies, but it may also invest in securities of issuers outside of the U.S. The Fund invests in a non-U.S. issuer only through shares of that issuer listed directly on a U.S. stock exchange.

In constructing the Stock Portfolio, Gargoyle periodically, and at least monthly, statistically analyzes approximately 2,500 U.S.-listed companies with the largest market capitalizations by comparing a number of fundamental ratios of each company, such as the price-to-earnings ratio and the price-to-sales ratio, against both the company’s historic average as well as the applicable industry’s current average for each such ratio. Based upon these comparisons and through the use of a proprietary algorithm, each company is assigned a number (referred to as the “JScore”), which is the percentage of “fair market value” at which Gargoyle believes each such company is trading. For inclusion in the Stock Portfolio, Gargoyle limits the universe of candidates to approximately 1,000 US listed companies with the largest market capitalization. Based on the JScores, these companies are then divided into three groups as “buy” candidates, “hold” candidates, or “sell” candidates, and the Fund will make a determination as to the appropriate actions for each candidate, after taking into account certain other considerations, such as tax and risk.

In constructing the Options Portfolio, throughout each month, Gargoyle, using proprietary software, determines the “best” basket of indexes on which to sell index call options based on considerations of (i) the degree to which a basket, on a historical basis, would have most closely replicated, on a statistical basis, the historic performance of the current Stock Portfolio (the specific contents of the Stock Portfolio are not relevant to this consideration) and (ii) which indexes have the most relatively overvalued options from an options valuation perspective. Between these two considerations, the historical correlation of the basket takes precedence over valuation. Based upon other proprietary software and the experience and judgment of Gargoyle’s portfolio managers, it then typically sells short-term index call options with exercise prices near the index’s current value such that the combined net long market exposure of the long Stock Portfolio and the short Options Portfolio is approximately 50%. This net figure is determined by considering the long exposure of the Stock Portfolio to be 100%. The Options Portfolio is targeted to be sufficiently short so as to reduce the overall Fund market exposure to a net long 50% (after adjustment for the portfolio managers’ subjective judgment as to the future beta of the Stock Portfolio, essentially meaning the expected magnitude of its movements relative to market movements).

Gargoyle monitors the Fund’s net long market exposure continually but does not generally adjust the net exposure of the Options Portfolio between expirations if the net long market exposure stays between the risk parameters then in place (currently between 35% and 65%). If due to market conditions, the Fund’s net long market exposure moves outside the risk parameters then in place, Gargoyle will adjust the Options Portfolio with the goal to bring the Fund back within those parameters. To the extent that Gargoyle determines to roll the Options Portfolio forward on or before it would otherwise expire, the Fund will endeavor to maintain an Options Portfolio of short call options.

As part of its determination of the best combination of options, Gargoyle strives to sell call options so that each month the total premium and the time premium received for the index call options exceeds minimum thresholds set by the portfolio manager, which may vary based upon the market-perceived future volatility of the indexes.

The Fund may also effect short sales of equity securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by it would exceed 10% of the value of its net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Principal Risks

Because the Fund holds instruments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio instruments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

Equity Securities Risk: Investments in equity securities involve substantial risks and may be subject to wide and sudden fluctuations in market value, as a result of changes in a company’s financial condition and in overall market, economic and political conditions, changing perception regarding the industries in which the issuing securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•

Market Risk: Market risk is the risk that the securities or other markets in which the Fund’s investments trade or to which the Fund is exposed will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value.

•

Value Stock Risk: A value stock may not reach what the Sub-Adviser believes is its full estimated fair value, its intrinsic value may go down, or it may be appropriately priced at the time of purchase.

•

Medium-Capitalization Company Risk: Investing in the securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Companies with medium-sized market capitalization often have smaller markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

•

Liquidity Risk: Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on the Fund’s performance. Such securities may also be difficult to value and their values may be more volatile due to liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. The securities of many of the companies with medium-sized capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

•

Difference in Market Close Time: The listed stock markets close at 4 PM ET whereas the listed option markets close at 4:15 PM ET. News that is announced between 4 PM and 4:15 PM could cause the options portfolio to move adversely without the ability of the stock portfolio to move.

•

Short Sale Risk: The Fund may engage in short sales of equity securities or derivatives, transactions in which the Fund sells an instrument it does not own. To complete a short sale, (other than a short sale of an option), the Fund must borrow the instrument (typically from brokers or other institutions) to deliver to the buyer. The Fund is then obligated to replace the borrowed instrument by purchasing the instrument at the market price at the time of replacement. This price may be more or less than the price at which the instrument was sold by the Fund and the Fund will incur a loss if the price of the instrument sold short increases between the time of the short sale and the time the Fund replaces the borrowed instrument. Because a borrowed instrument could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities or derivatives short, it may effectively create leverage. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

•

Leverage Risk: Leverage may result from certain transactions, including the use of derivatives (including options), borrowing and reverse repurchase agreements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage, and, during periods of adverse market conditions, the use of leverage may cause the Fund to lose more money than would have been the case if leverage was not used. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

•

Derivatives Risk: The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is the measurement of how much the change in the price of a security, an index or a market varies compared to its average change. The Fund does not trade derivatives over-the-counter. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Options: Investments in options are considered speculative. When the Fund purchases an option, it may lose the entire amount paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, the purchase price would represent a loss to the Fund. When a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below (in the case of a put) or above (in the case of a call) the exercise price of the written option, the Fund could experience a substantial loss.

•

Models Risk: The proprietary algorithm and software (collectively, “models”) used by the Sub-Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. Any imperfections or limitations in the analyses and models could affect the ability of the Sub-Adviser to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate, and/or it may not include the most recent information about a company or a security. Additionally, the Sub-Adviser is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by it. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the Sub-Adviser had not adjusted or deviated from the models.

•

Foreign Securities Risk: Investments in foreign securities may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. The Fund invests in a non-U.S. issuer only through shares of that issuer listed directly on a U.S. stock exchange, and therefore is subject to the accounting, auditing and financial reporting standards of that exchange. Political or social instability, civil unrest, acts of terrorism and regional economic volatility are other potential risks that could impact an investment in a security of a non-U.S. issuer.

•

Currency Risk: Currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar may affect the finances of a foreign issuer, which could affect the value of that issuer’s U.S.-listed, U.S. dollar-denominated securities held by the Fund. Such fluctuations in currency exchange rates may be caused by, among others, inflation, interest rates, budget deficits, political factors and government controls.

•

Index Call Option Writing Risk: As the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the index covering the call option above the exercise price of the call option. Since the Fund’s investment strategy does not contemplate investing in or replicating a particular index, the Fund will not profit from increases in market value of a particular index. Therefore, selling index call options also can limit the Fund’s opportunity to profit from an increase in the market value of the Stock Portfolio; however, only to the extent that the Stock Portfolio correlates with the index underlying the call option written by the Fund.

•

Correlation Risk: As part of its investment strategy, the Fund sells index call options to hedge the Stock Portfolio. There is the risk that the returns of the Stock Portfolio do not correlate with those of the indexes on which the call options are written. Further, the Sub-Adviser may not correctly assess the degree of correlation between the performance of the basket of indexes used in the hedging strategy and the performance of the equity securities in the Stock Portfolio being hedged.

•	Hedging Risk: It is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. Hedging may also reduce gains or result in losses.

•

High Portfolio Turnover Risk: The investment techniques used by the Fund may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The portfolio turnover rate of the Fund cannot be accurately predicted. Nevertheless, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

•

Management Risk: The skills of the Adviser and the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. In addition, an investment strategy may fail to produce the intended results.

•

New Fund Risk: The Fund is new. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy, which could result in the Fund being liquidated at any time without shareholder approval and could have negative tax consequences for shareholders.

•

Alternative Strategies Risk: The investment strategies employed by the Fund are alternative strategies that have not been applied to mutual funds for an extended period of time. Accordingly, the Fund is subject to the risk that anticipated opportunities do not play out as planned, or that there are unexpected challenges in implementing the Fund’s strategies due to regulatory constraints for mutual funds.

Investment Results

The following performance information relates to the Institutional Class shares of the RiverPark/Gargoyle Hedged Value Fund (the “Predecessor Fund”), a series of RiverPark Funds Trust . The Predecessor Fund offered two classes of shares, Retail Class (RGHVX) and Institutional Class (RGHIX), which invested in the same portfolio of securities, but had different returns based on their respective expenses. Retail Class shares had lower returns than Institutional Class shares because of their higher expenses. Prior to the Fund’s commencement of business, the Predecessor Fund will reorganize into the Fund, a series of TCW Alternative Funds. Performance information shown prior to December 31, 2014 is that of the Institutional Class shares of the Predecessor Fund. The Fund charges the same management fee as the Predecessor Fund and the Fund’s total operating expenses after fee waiver or expense reimbursement will be the same as those of the Predecessor Fund. If the Predecessor Fund were charged the same fees and expenses of the Fund, the annual returns for the Predecessor Fund would have been the same. Performance information shown prior to April 30, 2012 is for the Predecessor Fund’s predecessor partnership (Gargoyle Hedged Value Fund L.P.).(1) The predecessor partnership was merged into and reorganized as the Predecessor Fund as of April 30, 2012. The merger and reorganization of the predecessor partnership into the Predecessor Fund was for purposes entirely unrelated to the establishment of a performance record. The Predecessor Fund was managed by the same investment adviser (i.e., Gargoyle) and in a manner that was in all material respects equivalent to the management of the predecessor partnership from December 31, 1999 through April 2012. The predecessor partnership was formed and commenced operations in 1997; however, substantial changes were made to the strategy starting December 31, 1999, consistent with the strategy that the Predecessor Fund pursued. During its operating history since January 2000, the predecessor partnership’s investment policies, objectives, guidelines and restrictions were in all material respects equivalent to the Predecessor Fund’s. The information for periods prior to April 30, 2012 shows how the predecessor partnership’s performance varied from year to year, and reflects the actual fees and expenses that were charged when the Predecessor Fund was a partnership. The Predecessor Fund’s predecessor partnership charged investors a 1% management fee plus a 20% performance fee. The Predecessor Fund did not charge a performance fee. If the predecessor partnership were charged the same fees and expenses as the Predecessor Fund, the annual returns for the predecessor partnership would have been higher. From its inception through April 30, 2012, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended, which if they had been applicable, might have adversely affected its performance. The Fund has only adopted the financial statements of the Predecessor Fund since it has been a registered investment company and not its financial statements as an unregistered partnership. Annual performance returns provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. Comparison of performance to an appropriate index indicates how the Fund’s, the Predecessor Fund’s and the predecessor partnership’s average annual returns compare with those of a broad measure of market performance. The Predecessor Fund’s and the predecessor partnership’s past performance is not necessarily an indication of how the Fund will perform in the future. Past performance is no guarantee of future results.

Calendar Year Total Returns

(as of December 31)

Predecessor Fund - Institutional Class

(1)	Prior to April 30, 2012, the Predecessor Fund was a private partnership and had one class of units.

During the period of time shown in the bar chart, the highest quarterly return was 22.51%, for the quarter ended June 30, 2009, and the lowest quarterly return was (20.52)%, for the quarter ended December 31, 2008.

The performance table below shows how the Predecessor Fund’s average annual returns for each of the periods ended December 31, 2014, compared to that of the Predecessor Fund’s benchmarks (S&P 500 Total Return Index and the Russell 1000 Value Index):

Average Annual Total Returns

	Inception Date	1 Year	5 Years	10 Years
Predecessor Fund – Institutional Class Shares	04/30/2012
Return Before Taxes		4.62%	11.90%	7.81%

	Inception Date	1 Year	5 Years		10 Years
Return After Taxes on Distributions*		3.50%	N/A	**	N/A	**
Return After Taxes on Distributions and Sale of Fund Shares*		3.50%	N/A	**	N/A	**
Predecessor Fund – Retail Class Shares	05/04/2012
Return Before Taxes		4.41%	11.76%		7.74%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)		13.69%	15.45%		7.67%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)		13.45%	15.42%		7.30%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class shares only. The after-tax returns for Retail Class shares will vary. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	After-tax returns are not shown where noted because the privately offered fund, unlike a regulated investment company, was not required to make annual distributions to its investors.

Updated performance information is available by calling the Fund, toll free, at (866) 858-4338, or by visiting the Fund’s website at www.TCW.com.

Advisers and Portfolio Managers

Adviser

TCW Investment Management Company

Sub-Adviser

Gargoyle Investment Advisor L.L.C.

Portfolio Managers	Managed Fund Since
Joshua B. Parker	2015

Managing Member of Holding Company

Alan L. Salzbank	2015

Managing Member of Holding Company

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (TCW Alternative Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9886, Providence, RI 02940), or by telephone at (866) 858-4338. You may also purchase or redeem Fund shares through your dealer or financial adviser.

Purchase Minimums

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Class N:
Regular	$5,000	$0
Individual Retirement Account (“IRA”)	$1,000	$0
Automatic Investment Plan	$5,000	$100

Class I:
Regular accounts	$100,000	$25,000

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.